                                                                      EXHIBIT 99

                                  EXHIBIT INDEX

Exhibit        Description of Document
Number

EX-99.a1    Articles of Incorporation of Twentieth Century World Investors,
Inc., dated December 27, 1990 (filed as Exhibit B1a to Post-Effective Amendment
No. 6 to the Registration Statement on Form N-1A of the Registrant, File No.
33-39242, filed on March 29, 1996 and incorporated herein by reference).

EX-99.a2    Articles of Amendment of Twentieth Century World Investors, Inc.,
dated August 10, 1993 (filed as Exhibit B1b to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 30, 1998 and incorporated herein by reference).

EX-99.a3    Articles Supplementary of Twentieth Century World Investors, Inc.,
dated November 8, 1993 (filed as Exhibit B1b to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 29, 1996 and incorporated herein by reference).

EX-99.a4    Articles Supplementary of Twentieth Century World Investors, Inc.,
dated April 24, 1995 (filed as Exhibit B1c to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 29, 1996 and incorporated herein by reference).

EX-99.a5    Articles Supplementary of Twentieth Century World Investors, Inc.,
dated March 11, 1996 (filed as Exhibit B1d to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on June 13, 1996 and incorporated herein by reference).

Ex-99.a6    Articles Supplementary of Twentieth Century World Investors, Inc.,
dated September 9, 1996 (filed as Exhibit B1f to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 30, 1998 and incorporated herein by reference).

EX-99.a7    Articles of Amendment of Twentieth Century World Investors, Inc.,
dated December 2, 1996 (filed as Exhibit B1e to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 31, 1997 and incorporated herein by reference).

EX-99.a8    Articles Supplementary of American Century World Mutual Funds, Inc.,
dated December 2, 1996 (filed as Exhibit B1f to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 31, 1997 and incorporated herein by reference).

EX-99.a9    Articles Supplementary of American Century World Mutual Funds, Inc.,
dated November 13, 1998 (filed as Exhibit B1i to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on November 13, 1998 and incorporated herein by reference).

EX-99.a10   Articles Supplementary of American Century World Mutual Funds, Inc.,
dated February 16, 1999 (filed as Exhibit a10 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 31, 1999 and incorporated herein by reference).

EX-99.a11   Articles Supplementary of American Century World Mutual Funds, Inc.,
dated May 22, 2000 (filed as Exhibit a11 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on May 24, 2000 and incorporated herein by reference).

EX-99.a12   Articles Supplementary of American Century World Mutual Funds, Inc.,
dated October 18, 2000 (filed as Exhibit a12 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 28, 2002, and incorporated herein by reference).

EX-99.a13   Articles Supplementary of American Century World Mutual Funds, Inc.,
dated March 5, 2001 (filed as Exhibit a13 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on April 19, 2001, and incorporated herein by reference).

EX-99.a14   Articles Supplementary of American Century World Mutual Funds, Inc.,
dated May 21, 2001 (filed as Exhibit a14 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 28, 2002, and incorporated herein by reference).

EX-99.a15   Articles Supplementary of American Century World Mutual Funds, Inc.,
dated June 14, 2002 (filed as Exhibit a15 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on October 10, 2002, and incorporated herein by reference).

EX-99.a16   Articles Supplementary of American Century World Mutual Funds, Inc.,
dated August 14, 2003 (filed as Exhibit a16 to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on August 28, 2003, and incorporated herein by reference).

EX-99.a17   Articles Supplementary of American Century World Mutual Funds, Inc.
(to be filed by amendment).

EX-99.b     Amended and Restated By-Laws dated September 21, 2004.

Ex-99.c     Registrant hereby incorporates by reference, as though set forth fully herein, Article Fifth, Article Seventh, Article Eighth, and Article Ninth
of Registrant's Articles of Incorporation, appearing as Exhibit (a)(1) to Post-
Effective Amendment No. 6 on Form N-1A of the Registrant, and Article Fifth of
Registrant's Articles of Amendment, appearing as Exhibit (a)(2) to
Post-Effective Amendment No. 9 on Form N-1A of the Registrant, to the
Registration Statement on March 30, 1998; and Sections 3, 4, 5, 6, 7, 8, 9, 10,
11, 22, 24, 25, 30, 31, 33, 39, 45 and 46 of Registrant's Amended and Restated
By-Laws, incorporated herein by reference as Exhibit b hereto.

EX-99.d1    Amended and Restated Management Agreement with American Century
Investment Management, Inc., dated August 1, 2004.

EX-99.d2    Assignment and Assumption Agreement with American Century Investment
Management, Inc. and American Century Global Investment Management, Inc., dated
January 1, 2005.

EX-99.d3    Investment Subadvisory Agreement with American Century Investment
Management, Inc. and American Century Global Investment Management, Inc., dated
January 1, 2005.

EX-99.d4    Management Agreement with American Century Global Investment
Management, Inc. (to be filed by amendment).

EX-99.d5    Amended and Restated Investment Subadvisory Agreement with American
Century Investment Management, Inc. and American Century Global Investment
Management, Inc. (to be filed by amendment).

EX-99.e1    Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated November 17, 2004 (filed electronically as
Exhibit e to Post-Effective Amendment No. 106 to the Registration Statement of
American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.e2    Amended and Restated Distribution Agreement with American Century
Investment Services, Inc. (to be filed by amendment).

EX-99.g1    Master Agreement with Commerce Bank, N. A., dated January 22, 1997
(filed as Exhibit b8e to Post-Effective Amendment No. 76 to the Registration
Statement of American Century Mutual Funds, Inc., File No. 2-14213, filed on
February 28, 1997 and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated August
9, 1996 (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the
Registration Statement of American Century Government Income Trust, File No.
2-99222, filed on February 7, 1997 and incorporated herein by reference).

EX-99.g3    Amendment to the Global Custody Agreement with The Chase Manhattan
Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No.
2 to the Registration Statement of American Century Variable Portfolios II,
Inc., File No. 333-46922, filed on January 9, 2001 and incorporated herein by reference).

EX-99.g4    Supplemental Agreement with The Chase Manhattan Bank, dated July 30,
1999 (filed as a part of Post-Effective Amendment No. 16 to the Registration
Statement of the Registrant, File No. 33-39242, filed March 10, 2000 and incorporated herein by reference).

EX-99.g5    Supplemental Agreement with The Chase Manhattan Bank, dated February
1, 2000 (filed as Exhibit h4 to Post-Effective Amendment No. 23 to the
Registration Statement of the Registrant, File No. 33-39242, filed on March 14,
2001 and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement with Twentieth Century Services, Inc., dated March 1, 1991 (filed as Exhibit B9 to Post-Effective Amendment No. 6 to the Registration Statement of the Registrant, File No. 33-39242, filed March 29,
1996 and incorporated herein by reference).

EX-99.h2    Credit Agreement with JPMorgan Chase Bank, as Administrative Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective Amendment No. 39 to the Registration Statement of American Century Target Maturities Trust, File
No. 2-94608, filed on January 30, 2004 and incorporated herein by reference).

EX-99.h3    Termination, Replacement and Restatement Agreement with JPMorgan
Chase Bank N.A., as Administrative Agent, dated December 15, 2004 (filed electronically as Exhibit h10 to Post-Effective Amendment No. 38 to the
Registration Statement of American Century California Tax-Free and Municipal
Funds on December 29, 2004, File No. 2-82734, and incorporated herein by reference).

EX-99.h4    Customer Identification Program Reliance Agreement dated August 26,
2004 (filed electronically as Exhibit h2 to Post-Effective Amendment No. 1 to
the Registration Statement of American Century Asset Allocation Portfolios, Inc.
on September 1, 2004, File No. 333-116351, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel (to be filed by amendment).

EX-99.j1    Consent of Deloitte & Touche LLP, independent registered public accounting firm (to be filed by amendment).

EX-99.j2    Power of Attorney, dated November 16, 2004 (filed electronically as
Exhibit j2 to Post-Effective Amendment No. 106 to the Registration Statement of
American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.j3    Secretary's Certificate, dated November 16, 2004 (filed
electronically as Exhibit j3 to Post-Effective Amendment No. 106 to the
Registration Statement of American Century Mutual Funds, Inc. on November 29,
2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m1    Master Distribution and Shareholder Services Plan (Advisor Class),
dated September 3, 1996 (filed as Exhibit b15a to Post-Effective Amendment No. 9 to the Registration Statement of American Century Capital Portfolios, Inc., File
No. 33-64872, filed on February 17, 1998 and incorporated herein by reference).

EX-99.m2    Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 13, 1997 (filed as Exhibit b15b to
Post-Effective Amendment No. 77 to the Registration Statement of American
Century Mutual Funds, Inc., File No. 2-14213, filed on July 17, 1997 and incorporated herein by reference).

EX-99.m3    Amendment No. 2 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated September 30, 1997 (filed as Exhibit b15c to
Post-Effective Amendment No. 78 to the Registration Statement of American
Century Mutual Funds, Inc., File No. 2-14213, filed on February 26, 1998 and incorporated herein by reference).

EX-99.m4    Amendment No. 3 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 30, 1998 (filed as Exhibit b15e to
Post-Effective Amendment No. 11 to the Registration Statement of American
Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998 and incorporated herein by reference).

EX-99.m5    Amendment No. 4 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated November 13, 1998 (filed as Exhibit b15e to
Post-Effective Amendment No. 12 to the Registration Statement of the Registrant,
File No. 33-39242, filed on November 13, 1998 and incorporated herein by reference).

EX-99.m6    Amendment No. 5 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated February 16, 1999 (filed as Exhibit m6 to
Post-Effective Amendment No. 83 to the Registration Statement of American
Century Mutual Funds, Inc., File No. 2-14213, filed on February 26, 1999 and incorporated herein by reference).

EX-99.m7    Amendment No. 6 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated July 30, 1999 (filed as Exhibit m7 to Post-Effective
Amendment No. 16 to the Registration Statement of American Century Capital
Portfolios, Inc., File No. 33-64872, filed on July 29, 1999 and incorporated herein by reference).

EX-99.m8    Amendment No. 7 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated November 19, 1999 (filed as Exhibit m8 to
Post-Effective Amendment No. 87 to the Registration Statement of American
Century Mutual Funds, Inc., File No. 2-14213, filed on November 29, 1999 and incorporated herein by reference).

EX-99.m9    Amendment No. 8 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 1, 2000 (filed as Exhibit m9 to Post-Effective
Amendment No. 19 to the Registration Statement of the Registrant, File No.
33-39242, filed on May 24, 2000 and incorporated herein by reference).

EX-99.m10   Amendment No. 9 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated April 30, 2001 (filed as Exhibit m10 to
Post-Effective Amendment No. 24 to the Registration Statement of the Registrant,
File No. 33-39242, filed on April 19, 2001 and incorporated herein by reference).

EX-99.m11   Amendment No. 10 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated December 3, 2001 (filed as Exhibit m11 to
Post-Effective Amendment No. 94 to the Registration Statement of American
Century Mutual Funds, Inc., File No. 2-14213, filed on December 13, 2001 and incorporated herein by reference).

EX-99.m12   Amendment No. 11 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated September 3, 2002 (filed as Exhibit m12 to
Post-Effective Amendment No. 26 to the Registration Statement of the Registrant,
File No. 33-39242, filed on October 1, 2002, and incorporated herein by reference).

EX-99.m13   Amendment No. 12 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated August 1, 2004 (filed electronically as Exhibit m13 to Post-Effective Amendment No. 32 to the Registration Statement of American
Century Capital Portfolios, Inc., on July 29, 2004, File No. 33-64872, and
incorporated herein by reference).

EX-99.m14   Master Distribution and Individual Shareholder Services Plan (C
Class) dated March 1, 2001 (filed as Exhibit m11 to Post-Effective Amendment No.
24 to the Registration Statement of the Registrant, File No. 33-39242, filed on
April 19, 2001, and incorporated herein by reference).

EX-99.m15   Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated April 30, 2001 (filed as Exhibit m12 to Post-Effective Amendment No. 24 to the Registration Statement of the
Registrant, File No. 33-39242, filed on April 19, 2001, and incorporated herein by reference).

EX-99.m16   Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated September 3, 2002 (filed as Exhibit
m15 to Post-Effective Amendment No. 27 to the Registration Statement of the
Registrant, File No. 33-39242, filed on October 10, 2002, and incorporated herein by reference).

EX-99.m17   Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated as of February 27, 2004 (filed as
Exhibit m16 to Post-Effective Amendment No. 104 to the Registration Statement of
American Century Mutual Funds, Inc., File No. 2-14213, filed on February 26,
2004, and incorporated herein by reference).

EX-99.m18   Amendment No. 4 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated September 30, 2004 (filed electronically as Exhibit m18 to Post-Effective Amendment No. 20 to the
Registration Statement of American Century Strategic Asset Allocations, Inc., on
September 29, 2004, File No. 33-79482, and incorporated herein by reference).

EX-99.m19   Amendment No. 5 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated November 17, 2004 (filed electronically as Exhibit m19 to Post-Effective Amendment No. 106 to the
Registration Statement of the American Century Mutual Funds, Inc. on November
29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m20   Master Distribution and Individual Shareholder Services Plan (A
Class) dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds, File No. 2-82734, filed on October 1, 2002, and incorporated herein by reference).

EX-99.m21   Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (A Class), dated as of February 27, 2004 (filed as Exhibit m18 to
Post-Effective Amendment No. 104 to the Registration Statement of American
Century Mutual Funds, Inc., File No. 2-14213, filed on February 26, 2004, and incorporated herein by reference).

Ex-99.m22   Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated September 30, 2004 (filed electronically as Exhibit m22 to Post-Effective Amendment No. 106 to the
Registration Statement of American Century Mutual Funds, Inc. on November 29,
2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m23   Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated November 17, 2004 (filed electronically as Exhibit m23 to Post-Effective Amendment No. 106 to the
Registration Statement of American Century Mutual Funds, Inc. on November 29,
2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m24   Master Distribution and Individual Shareholder Services Plan (B
Class) dated September 3, 2002 (filed as Exhibit m7 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds, File No. 2-82734, filed on October 1, 2002, and incorporated herein by reference).

EX-99.m25   Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (B Class), dated as of February 27, 2004 (filed as Exhibit m20 to
Post-Effective Amendment No. 104 to the Registration Statement of American
Century Mutual Funds, Inc., File No. 2-14213, filed on February 26, 2004, and incorporated herein by reference).

EX-99.m26   Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated September 30, 2004 (filed electronically as Exhibit m26 to Post-Effective No. 106 to the Registration
Statement of American Century Mutual Funds, Inc. on November 29, 2004, File No.
2-14213, and incorporated herein by reference).

EX-99.m27   Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated November 17, 2004 (filed electronically as Exhibit m27 to Post-Effective Amendment No. 106 to the
Registration Statement of American Century Mutual Funds, Inc. on November 29,
2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m28   Master Distribution and Individual Shareholder Services Plan (R
Class) dated August 29, 2003(filed as Exhibit m16 to Post-Effective Amendment
No. 17 to the Registration Statement of American Century Strategic Asset
Allocations, Inc., File No. 33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.m29   Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (R Class), dated May 1, 2004 (filed electronically as
Exhibit m15 to Post-Effective Amendment No. 35 to the Registration Statement of
American Century Quantitative Equity Funds, Inc., on April 29, 2004, File No.
33-19589, and incorporated herein by reference).

EX-99.n1    Amended and Restated Multiple Class Plan dated September 3, 2002
(filed as Exhibit n to Post-Effective Amendment No. 35 to the Registration
Statement of American Century California Tax-Free and Municipal Funds, File No.
2-82734, filed on December 17, 2002, and incorporated herein by reference).

EX-99.n2    Amendment No. 1 to the Amended and Restated Multiple Class Plan
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective Amendment No. 39 to the Registration Statement of American Century Municipal Trust, File No.
2-91229, filed on December 23, 2002, and incorporated herein by reference).

EX-99.n3    Amendment No. 2 to the Amended and Restated Multiple Class Plan
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement of American Century Strategic Asset Allocations,
Inc., File No. 33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.n4    Amendment No. 3 to the Amended and Restated Multiple Class Plan
dated February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment No. 104 to the Registration Statement of American Century Mutual Funds, Inc., File No.
2-14213, filed on February 26, 2004, and incorporated herein by reference).

EX-99.n5    Amendment No. 4 to the Amended and Restated Multiple Class Plan,
dated May 1, 2004 (filed electronically as Exhibit n5 to Post-Effective
Amendment No. 35 to the Registration Statement of American Century Quantitative
Equity Funds, Inc., on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.n6    Amendment No. 5 to the Amended and Restated Multiple Class Plan,
dated August 1, 2004 (filed electronically as Exhibit n6 to Post-Effective
Amendment No. 24 to the Registration Statement of American Century Investment
Trust, on July 29, 2004, File No. 33-65170, and incorporated herein by reference).

EX-99.n7    Amendment No. 6 to the Amended and Restated Multiple Class Plan,
dated September 30, 2004 (filed electronically as Exhibit n7 to Post-Effective
Amendment No. 20 to the Registration Statement of American Century Strategic
Asset Allocations, Inc., on September 29, 2004, File No. 33-79482, and
incorporated herein by reference).

EX-99.n8    Amendment No. 7 to the Amended and Restated Multiple Class Plan,
dated November 17, 2004 (filed electronically as Exhibit n8 to Post-Effective
Amendment No. 106 to the Registration Statement of American Century Mutual
Funds, Inc. on November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.p1    American Century Investments Code of Ethics (filed electronically as
Exhibit p1 to Post-Effective Amendment No. 38 to the Registration Statement of
American Century California Tax-Free and Municipal Funds on December 29, 2004,
File No. 2-82734, and incorporated herein by reference).

EX-99.p2    Independent Directors' Code of Ethics amended March 4, 2000 (filed electronically as Exhibit p2 to Post-Effective Amendment No. 106 to the
Registration Statement of American Century Mutual Funds, Inc. on November 29,
2004, File No. 2-14213, and incorporated herein by reference).